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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 11, 1998
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                       CONSOLIDATION CAPITAL CORPORATION
              (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                                   000-23421
                             (COMMISSION FILE NO.)

                                   52-2054952
                    (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

       1747 PENNSYLVANIA AVENUE, N.W., SUITE 900, WASHINGTON, D.C. 20006
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (202) 955-5490
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 (a) Financial Statements of Businesses Acquired

      (i) Consolidated financial statements of Garfield as of December 31, 1996 and 1997 and for the three years ended December 31, 1997.*
     (ii) Consolidated financial statements of Indecon as of December 31, 1996 and 1997 and for the three years ended December 31, 1997.*
    (iii) Consolidated financial statements of Riviera as of December 31, 1996 and 1997 and for the three years ended December 31, 1997.*
     (iv) Consolidated financial statements of SKC as of December 31, 1996 and 1997 and for the years then ended and for the three months ended
          December 31, 1995, and the consolidated statements of income and of cash flow of Lovecor, Inc. and subsidiaries for the year ended
          December 31, 1997.*
      (v) Consolidated financial statements of Town & Country as of December
          31, 1996 and 1997 and for the three years then ended December 31, 1997.*
     (vi) Consolidated financial statements of Tri-City as of December 31, 1996 and 1997 and for the three years ended December 31, 1997.*
    (vii) Consolidated financial statements of Wilson as of November 30, 1995,
          1996 and 1997 and for the years then ended.*
   (viii) Service Management USA, Inc. and affiliates as of December 31, 1996 and 1997 and for the three years ended December 31, 1997.

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* Previously filed in Pre-Effective Amendment No. 1 to Post Effective No. 2 of
  the Registration Statement on Form S-1, filed on March 5, 1998 (File No. 333-42317), and omitted pursuant to General Instruction B.3 of Form 8-K.

 (b) Pro Forma Financial Information

  Pro forma financial information as of December 31, 1997 and for the year then ended.*

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 (c) Exhibits

     (i) Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC2 Acquisition Co., SKC Electric, Inc. and the stockholders named therein (Exhibit 2.01 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).
    (ii) Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC3 Acquisition Co., Riviera Electric Construction Co. and the stockholders named therein (Exhibit 2.02 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).
   (iii) Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC4 Acquisition Co., Garfield Electric Company and the stockholders named therein (Exhibit
         2.03 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).
    (iv) Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC5 Acquisition Co., Indecon, Inc. and the stockholders named therein (Exhibit 2.04 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).
     (v) Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC6 Acquisition Co., Tri-City Electrical Contractors, Inc. and the stockholders named therein (Exhibit 2.05 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).
    (vi) Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC Acquisition Co., 6, Town & Country Electric, Inc. and the stockholders named therein (Exhibit 2.06 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).
   (vii) Agreement and Plan of Reorganization, dated as of February 27, 1998, by and among Consolidation Capital Corporation, CCC8 Acquisition Co., Wilson Electric Company, Inc. and the stockholders named therein (Exhibit 2.07 of the Company's Pre-Effective Amendment No. 1 to Post Effective No. 2 of the Registration Statement on Form S-1 (File No. 333-42317) is hereby incorporated by reference).
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* Previously filed in Pre-Effective Amendment No. 1 to Post Effective No. 2 of
  the Registration Statement on Form S-1, filed on March 5, 1998 (File No. 333-42317), and omitted pursuant to General Instruction B.3 of Form 8-K.

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                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          CONSOLIDATION CAPITAL CORPORATION

                                                    /s/ F. Traynor Beck
                                          By: _________________________________
                                                      F. Traynor Beck
                                             Executive Vice President, General
                                                   Counsel and Secretary

Dated: May 13, 1998

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